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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  August 18, 2005
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                               LAND O'LAKES, INC.
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             (Exact name of registrant as specified in its charter)


          MINNESOTA                    333-84486                  41-0365145
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


     4001 LEXINGTON AVENUE NORTH
        ARDEN HILLS, MINNESOTA                                    55126
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code  (651) 481-2222
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b)).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS


           Land O'Lakes, Inc. (the "Company") is announcing its decision to make a full year of equity revolvement payments to its Ag Services members. The Company's Board voted today to revolve approximately $33 million to such members in December 2005, based upon the Company's improved liquidity, financial position and performance. The Company has not made equity revolvement payments to its Ag Services members since 2000. Based on this action, the Company is revising its full year guidance of cash payments to members in 2005 from $35 million to $68 million.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             LAND O'LAKES, INC.


Date:  August 18, 2005                       /s/ Dan Knutson
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                                             Daniel Knutson
                                             Senior Vice President
                                             and Chief Financial Officer